AMENDED AND RESTATED
                           CHANGE IN CONTROL AGREEMENT
                               (GERALD H. LIPKIN)

            THIS AMENDED AND RESTATED CHANGE IN CONTROL EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1999, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1445 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1445 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and GERALD H. LIPKIN (the "Executive").

                                   BACKGROUND

            WHEREAS, the Executive has been employed by Valley and the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

            WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined; and

            WHEREAS, the Executive and the Company had entered into a Change in Control Agreement, dated January 1, 1995, and have agreed to amend and restate that agreement with this Agreement.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an acquisition or a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

            1. Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Boards of Directors of the Company identifying specifically any such failure;
(ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Boards of Directors of the Company; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism (other than for illness), after a warning (required with respect to drunkenness or absenteeism only) in writing from the Boards of Directors of the Company to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"); (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates); (iii) the consummation of (A) a merger or consolidation of Valley with or into another corporation unless the definitive agreement provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are directors of Valley before the transaction commenced (a "Non-Control Transaction"), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley; (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting

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

corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business).

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change in Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express prior written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control.

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in Control (except that the Company may institute plans, programs or arrangements providing the Executive substantially similar benefits) or a failure by the Company to continue Executive as a participant in such plans on at least the same basis as Executive participated in such plan prior to the Change in Control; or a failure to pay the Executive the bonus provided for in Section 4.b hereof at the time and in the manner therein specified;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required occasional travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, split-dollar life insurance agreement for the Executive, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive

Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            2. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            3. Position. During the Contract Period the Executive shall be employed as Chairman and Chief Executive Officer of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with the same title and with the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments or from continuing to serve on any boards of directors or trustees which he served prior to the Change in Control or for which consent is provided by the Board after a Change in Control.

            4. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            5. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified or terminated to reduce or eliminate such benefits during the Contract Period.

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, during the Contract Period he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. During the Contract Period, the Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical (but not group life insurance) and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            6. Termination for Cause. During the Contract Period, the Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further compensation or benefits under this Agreement.

            7. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months, the Company may terminate the employment of the Executive. In such event, the Executive shall be paid within 10 days of termination a lump sum equal to one-twelfth of the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive the lump sum amount due him under this Section 7 or the payments under
Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            8. Death Benefits. During the Contract Period (defined without regard to his death), upon the Executive's death his estate shall be paid within 20 business days of his death a lump sum equal to one-twelfth of the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in
Section 12. If the Company fails to pay the Executive's estate the lump sum amount due it under this Section or the payments under Section 12, the Executive's estate, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of its reasonable legal fees and expenses incurred in connection with its enforcement against the Company of the terms of this Agreement. The Executive's estate shall be denied payment of its legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            9. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks written notice to the Company specifying the facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If during the Contract Period the Company terminates the Executive's employment without Cause or the Executive Resigns for Good Reason, then the Executive shall be entitled to the following:
(i) (subject to the possible age related reduction in the next sentence) the Company shall within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three times the highest annual compensation, consisting solely of salary (including any 401(k) plan deferral) and bonus, paid to (or in the case of bonus accrued for) the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control; (ii) the Company shall continue to provide the Executive for a period of three years after termination (but not beyond the date the Executive reaches age 65) with health, hospitalization and medical insurance, as well as life and disability insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to payment by the Executive of the same contribution amount and deductibles as Executive previously paid); (iii) the Company shall credit Executive under the BEP immediately upon termination with additional years of credited service as if he had continued to work for the Company for three years after the date of termination (but not beyond the date the Executive reaches age
65), the benefit plans covered thereby had remained the same during such period, and the BEP was not changed or modified after the Change in Control or otherwise during such period. After the Executive has reached age 62, the "three" times referred to in clause (i) of the previous sentence shall be reduced to a number equal to the quotient (rounded to the nearest thousand) the numerator of which is the whole number of months left until the Executive reaches age 65 and the denominator of which is 12.

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance, life disability or BEP benefits due under this section or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            10. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            11. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions. No alleged breach of this Section 11 shall give the Company the right to withhold or offset against any payments due the Executive under this Agreement.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            12. Gross Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments or benefits under Section 9 of this Agreement or Sections 7 or 8 or any other provision of this Agreement, including but not limited to this Section 12 or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, notwithstanding any other provisions of this Agreement, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax imposed on all such payments and benefits and of the federal, state and local income tax and Excise Tax imposed upon payments provided for in this Section 12, shall be equal to the payments and benefits due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made to Executive or as provided in Section 16 hereof, upon the later of (i) five (5) days after the date the Executive notifies the Company of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim.

                  c. This Section shall survive the termination of Executive's employment hereunder and the expiration of the Contract Period.

            13. Term and Effect Prior to Change in Control.

                  a. Term. This Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term on any anniversary date is always 3 years) unless the Board of Directors of Valley, by a majority vote by resolution of a majority of Directors then in office votes not to extend the Initial Term any further. Notwithstanding the foregoing, the Initial Term shall not extend beyond the date when the Executive reaches age 65.

                  b. No Effect Prior to Change in Control. This Agreement shall not affect any rights of the Company or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            14. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive receives the lump severance payment due under paragraph 9 hereof, the Executive shall not be entitled to the lump sum severance payment due under paragraph 1 of the Severance Agreement (the "Severance Agreement"), dated August 17, 1994, between the Company and the Executive, or to severance payments under any other plan or program of the Company providing for severance pay, and shall not be entitled to health, hospital, medical and other benefits under Paragraph 5 of the Severance Agreement to the extent such post-employment benefits duplicate the benefits hereunder.

The compensation and benefits payable under paragraphs 2 (death) and 3 (disability) of the Severance Agreement shall not be effected by this Agreement, but shall be in addition to the benefits provided hereunder. The provisions of Paragraph 4 of the Severance Agreement (minimum retirement benefit) shall continue to apply.

            15. Notice. During the Contract Period, any notice of termination of the employment of the Executive by the Company or by the Executive to the Company shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which shall (i) indicate the specific termination provision in this Agreement relied upon; (ii) set forth, if necessary, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Executive or from the Company under the provision so indicated; (iii) specify a date of termination, which shall be not less than two weeks nor more than six weeks after such Notice of Termination is given, except in the case of termination of employment by the Company of the Executive for Cause pursuant to Section 6 hereof, in which case the Notice of Termination may specify a date of termination as of the date such Notice of Termination is given; and (iv) be given by personal delivery or, if the individual is not personally available, by certified mail to the last known address of the individual. Upon the death of the Executive, no Notice of Termination need be given.

            16. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment to be made by the Company may be made in the form of withholding taxes, but shall be timely directed to the IRS (or any state division of taxation) on the Executive's behalf.

            17. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. Except as set forth herein, this Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning Change in Control benefits. This Agreement expressly replaces the Change in Control Agreement, dated January 1, 1995. Except as expressly specified in Section 14 with regard to the Severance Agreement, this Agreement does not effect or reduce the benefits or obligations of the parties under the Split-Dollar Agreement, dated as of July 7, 1995 (and any supplement or amendment to, or replacement for that agreement) between the Company, the Executive and his spouse or the Severance Agreement (or any supplement or amendment to or replacement for that agreement). The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


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

            IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                 VALLEY NATIONAL BANCORP


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

ATTEST:                                 VALLEY NATIONAL BANK


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

WITNESS:


/s/ Peter Crocitto                           /s/ Gerald H. Lipkin
-------------------------------            -------------------------------------
Peter Crocitto                             Gerald H. Lipkin, Executive

                              AMENDED AND RESTATED
                           CHANGE IN CONTROL AGREEMENT
                                (PETER SOUTHWAY)

            THIS AMENDED AND RESTATED CHANGE IN CONTROL EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1999, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1445 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1445 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and PETER SOUTHWAY (the "Executive").

                                   BACKGROUND

            WHEREAS, the Executive has been employed by Valley and the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

            WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined; and

            WHEREAS, the Executive and the Company had entered into a Change in Control Agreement, dated January 1, 1995, and have agreed to amend and restate that agreement with this Agreement.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an acquisition or a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

            12. Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Boards of Directors of the Company identifying specifically any such failure;
(ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Boards of Directors of the Company; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism (other than for illness), after a warning (required with respect to drunkenness or absenteeism only) in writing from the Boards of Directors of the Company to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"); (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates); (iii) the consummation of (A) a merger or consolidation of Valley with or into another corporation unless the definitive agreement provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are directors of Valley before the transaction commenced (a "Non-Control Transaction"), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley; (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business).

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 67 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change in Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express prior written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control; or any requirement that the Executive work more hours or on a different schedule than those he worked immediately prior to a Change in Control.

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in Control (except that the Company may institute plans, programs or arrangements providing the Executive substantially similar benefits) or a failure by the Company to continue Executive as a participant in such plans on at least the same basis as Executive participated in such plan prior to the Change in Control; or a failure to pay the Executive the bonus provided for in Section 4.b hereof at the time and in the manner therein specified;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required occasional travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, split-dollar life insurance agreement for the Executive, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            13. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            14. Position. During the Contract Period the Executive shall be employed as Vice Chairman of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with the same title and with the same duties and responsibilities as before the Change in Control. The Executive shall devote his time and attention to the business of the Company in the same manner and to the same extent he did before the Change in Control, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as requiring the full-time service of Executive or as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments or from continuing to serve on any boards of directors or trustees which he served prior to the Change in Control or for which consent is provided by the Board after a Change in Control.

            15. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            5. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified or terminated to reduce or eliminate such benefits during the Contract Period.

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, during the Contract Period he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. During the Contract Period, the Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical (but not group life insurance) and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            17. Termination for Cause. During the Contract Period, the Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further compensation or benefits under this Agreement.

            18. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months, the Company may terminate the employment of the Executive. In such event, the Executive shall be paid within 10 days of termination a lump sum equal to one-twelfth of the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive the lump sum amount due him under this Section 7 or the payments under
Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            19. Death Benefits. During the Contract Period (defined without regard to his death), upon the Executive's death his estate shall be paid within 20 business days of his death a lump sum equal to one-twelfth of the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive's estate the lump sum amount due it under this Section or the payments under Section 12, the Executive's estate, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of its reasonable legal fees and expenses incurred in connection with its enforcement against the Company of the terms of this Agreement. The Executive's estate shall be denied payment of its legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            20. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks written notice to the Company specifying the facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If during the Contract Period the Company terminates the Executive's employment without Cause or the Executive Resigns for Good Reason, then the Executive shall be entitled to the following:
(i) (subject to the possible age related reduction in the next sentence) the Company shall within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three times the sum of the highest salary (including any 401(k) plan deferral) and the highest bonus, paid to (or in the case of bonus accrued for) the Executive during any calendar year in each of the seven calendar years immediately prior to the Change in Control; (ii) the Company shall continue to provide the Executive and his spouse for a period of three years after termination (but not beyond the date Executive reaches age 67) with health, hospitalization, medical and dental insurance, as well as life and disability insurance, as were provided at the time of the termination of his employment with the Company, at the

Company's cost (subject to payment by the Executive of the same contribution amount and deductibles as Executive previously paid); (iii) the Company shall credit Executive under the BEP immediately upon termination with additional years of credited service as if he had continued to work for the Company for three years after the date of termination (but not beyond the date the Executive reaches age 67), the benefit plans covered thereby had remained the same during such period, and the BEP was not changed or modified after the Change in Control or otherwise during such period. After the Executive has reached age 64, the "three" times referred to in clause (i) of the previous sentence shall be reduced to a number equal to the quotient (rounded to the nearest thousand) the numerator of which is the whole number of months left until the Executive reaches age 67 and the denominator of which is 12.

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance, life disability or BEP benefits due under this section or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            21. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            22. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions. No alleged breach of this Section 11 shall give the Company the right to withhold or offset against any payments due the Executive under this Agreement.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            13. Gross Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments or benefits under Section 9 of this Agreement or Sections 7 or 8 or any other provision of this Agreement, including but not limited to this Section 12 or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, notwithstanding any other provisions of this Agreement, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax imposed on all such payments and benefits and of the federal, state and local income tax and Excise Tax imposed upon payments provided for in this Section 12, shall be equal to the payments and benefits due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made to Executive or as provided in
Section 16 hereof, upon the later of (i) five (5) days after the date the Executive notifies the Company of its need to make such Gross-Up Payment, or
(ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim.

                  c. This Section shall survive the termination of Executive's employment hereunder and the expiration of the Contract Period.

            18. Term and Effect Prior to Change in Control.

                  a. Term. This Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term on any anniversary date is always 3 years) unless the Board of Directors of Valley, by a majority vote by resolution of a majority of Directors then in office votes not to extend the Initial Term any further. Notwithstanding the foregoing, the Initial Term shall not extend beyond the date when the Executive reaches age 67.

                  b. No Effect Prior to Change in Control. This Agreement shall not affect any rights of the Company or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the employment of the

Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            19. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive receives the lump severance payment due under paragraph 9 hereof, the Executive shall not be entitled to the lump sum severance payment due under paragraph 1 of the Severance Agreement (the "Severance Agreement"), dated August 17, 1994, between the Company and the Executive, or to severance payments under any other plan or program of the Company providing for severance pay and shall not be entitled to health, hospital, medical and other benefits under paragraph 2 of the Severance Agreement to the extent such post-employment benefits duplicate the benefits hereunder..

            20. Notice. During the Contract Period, any notice of termination of the employment of the Executive by the Company or by the Executive to the Company shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which shall (i) indicate the specific termination provision in this Agreement relied upon; (ii) set forth, if necessary, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Executive or from the Company under the provision so indicated; (iii) specify a date of termination, which shall be not less than two weeks nor more than six weeks after such Notice of Termination is given, except in the case of termination of employment by the Company of the Executive for Cause pursuant to Section 6 hereof, in which case the Notice of Termination may specify a date of termination as of the date such Notice of Termination is given; and (iv) be given by personal delivery or, if the individual is not personally available, by certified mail to the last known address of the individual. Upon the death of the Executive, no Notice of Termination need be given.

            21. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment to be made by the Company may be made in the form of withholding taxes, but shall be timely directed to the IRS (or any state division of taxation) on the Executive's behalf.

            22. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. Except as set forth herein, this Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning Change in Control benefits. This Agreement expressly replaces the Change in Control Agreement, dated January 1, 1995. Except as expressly specified in Section 14 with regard to the Severance Agreement, this Agreement does not effect or reduce the benefits or obligations of the parties under the Severance Agreement (or any supplement or amendment to or replacement for that agreement). The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                 VALLEY NATIONAL BANCORP


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

ATTEST:                                 VALLEY NATIONAL BANK


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

WITNESS:


/s/ Carol B. Diesner                         /s/  Peter Southway
-------------------------------            -------------------------------------
Carol B. Diesner                          Peter Southway, Executive

                              AMENDED AND RESTATED
                           CHANGE IN CONTROL AGREEMENT
                              (PETER JOHN SOUTHWAY)

            THIS AMENDED AND RESTATED CHANGE IN CONTROL EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1999, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1445 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1445 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and PETER JOHN SOUTHWAY (the "Executive").

                                   BACKGROUND

            WHEREAS, the Executive has been employed by Valley and the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

            WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined; and

            WHEREAS, the Executive and the Company had entered into a Change in Control Agreement, dated as of January 1, 1998, and have agreed to amend and restate that agreement with this Agreement.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an acquisition or a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

            23. Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Boards of Directors of the Company identifying specifically any such failure;
(ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Boards of Directors of the Company; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism (other than for illness), after a warning (required with respect to drunkenness or absenteeism only) in writing from the Boards of Directors of the Company to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"); (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates); (iii) the consummation of (A) a merger or consolidation of Valley with or into another corporation unless the definitive agreement provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are directors of Valley before the transaction commenced (a "Non-Control Transaction"), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley; (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business).

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change in Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express prior written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control.

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in Control (except that the Company may institute plans, programs or arrangements providing the Executive substantially similar benefits) or a failure by the Company to continue Executive as a participant in such plans on at least the same basis as Executive participated in such plan prior to the Change in Control; or a failure to pay the Executive the bonus provided for in Section 4.b hereof at the time and in the manner therein specified;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required occasional travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            24. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            25. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with the same title and with the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments or from continuing to serve on any boards of directors or trustees which he served prior to the Change in Control or for which consent is provided by the Board after a Change in Control.

            26. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            27. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified or terminated to reduce or eliminate such benefits during the Contract Period.

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, during the Contract Period he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. During the Contract Period, the Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            28. Termination for Cause. During the Contract Period, the Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further compensation or benefits under this Agreement.

            29. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months, the Company may terminate the employment of the Executive. In such event, the Executive shall be paid within 10 days of termination a lump sum equal to the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive the lump sum amount due him under this Section 7 or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            30. Death Benefits. During the Contract Period (defined without regard to his death), upon the Executive's death his estate shall be paid within 20 business days of his death a lump sum equal to the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive's estate the lump sum amount due him under this Section or the payments under Section 12, the Executive's estate, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of its reasonable legal fees and expenses incurred in connection with its enforcement against the Company of the terms of this Agreement. The Executive's estate shall be denied payment of its legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            31. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks written notice to the Company specifying the facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If during the Contract Period the Company terminates the Executive's employment without Cause or the Executive Resigns for Good Reason, then the Executive shall be entitled to the following:
(i) (subject to the possible age related reduction in the next sentence) the Company shall within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three times the highest annual compensation, consisting solely of salary (including any 401(k) plan deferral) and bonus, paid to (or in the case of bonus accrued for) the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control; (ii) the Company shall continue to provide the Executive for a period of three years after termination (but not beyond the date the Executive reaches age 65) with health, hospitalization and medical insurance, as well as life and disability insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to payment by the Executive of the same contribution amount and deductibles as Executive previously paid); (iii) the Company shall credit Executive under the BEP immediately upon termination with additional years of credited service as if he had continued to work for the Company for three years after the date of termination (but not beyond the date the Executive reaches age
65), the benefit plans covered thereby had remained the same during such period, and the BEP was not changed or modified after the Change in Control or otherwise during such period. After the Executive has reached age 62, the "three" times referred to in clause (i) of the previous sentence shall be reduced to a number equal to the quotient (rounded to the nearest thousand) the numerator of which is the whole number of months left until the Executive reaches age 65 and the denominator of which is 12.

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance, life disability or BEP benefits due under this section or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            32. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            33. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions. No alleged breach of this Section 11 shall give the Company the right to withhold or offset against any payments due the Executive under this Agreement.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            14. Gross Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments or benefits under Section 9 of this Agreement or Sections 7 or 8 or any other provision of this Agreement, including but not limited to this Section 12 or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, notwithstanding any other provisions of this Agreement, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax imposed on all such payments and benefits and of the federal, state and local income tax and Excise Tax imposed upon payments provided for in this Section 12, shall be equal to the payments and benefits due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made to Executive or as provided in Section 16 hereof, upon the later of (i) five (5) days after the date the Executive notifies the Company of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim.

                  c. This Section shall survive the termination of Executive's employment hereunder and the expiration of the Contract Period.

            23. Term and Effect Prior to Change in Control.

                  a. Term. This Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term on any anniversary date is always 3 years) unless prior to a Change in Control the Chief Executive Officer of the Bank notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice. Notwithstanding anything to the contrary contained herein, the Initial Term shall cease when the Executive attains age 65.

                  b. No Effect Prior to Change in Control. This Agreement shall not affect any rights of the Company or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            24. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive receives the lump sum severance payment due under paragraph 9 hereof, the Executive shall not be entitled to the lump sum severance payment due under paragraph 1 of the Severance Agreement (the "Severance Agreement"), dated January 1, 1998, between the Company and the Executive, or to severance payments under any other plan or program of the Company providing for severance pay, and shall not be entitled to health, hospital and other benefits under paragraph 2 of the

Severance Agreement to the extent such post-employment benefits duplicate benefits provided hereunder.

            25. Notice. During the Contract Period, any notice of termination of the employment of the Executive by the Company or by the Executive to the Company shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which shall (i) indicate the specific termination provision in this Agreement relied upon; (ii) set forth, if necessary, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Executive or from the Company under the provision so indicated; (iii) specify a date of termination, which shall be not less than two weeks nor more than six weeks after such Notice of Termination is given, except in the case of termination of employment by the Company of the Executive for Cause pursuant to Section 6 hereof, in which case the Notice of Termination may specify a date of termination as of the date such Notice of Termination is given; and (iv) be given by personal delivery or, if the individual is not personally available, by certified mail to the last known address of the individual. Upon the death of the Executive, no Notice of Termination need be given.

            26. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment to be made by the Company may be made in the form of withholding taxes, but shall be timely directed to the IRS (or any state division of taxation) on the Executive's behalf.

            27. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. Except as set forth herein, this

Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning Change in Control benefits. The parties hereto expressly agree that the Change in Control Agreement among the Executive, the Bank and Valley, dated as of January 1, 1998, is hereby terminated, effective the date hereof. Except as expressly specified in Section 14 with regard to the Severance Agreement, this Agreement does not effect or reduce the benefits or obligations of the parties under the Severance Agreement (or any supplement or amendment to or replacement for that Agreement). The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                 VALLEY NATIONAL BANCORP


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

ATTEST:                                 VALLEY NATIONAL BANK


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

WITNESS:


/s/ Sheila Quick                              /s/  Peter John Southway
-------------------------------            -------------------------------------
Sheila Quick                               Peter John Southway, Executive

                              AMENDED AND RESTATED
                           CHANGE IN CONTROL AGREEMENT
                                (ROBERT M. MEYER)

            THIS AMENDED AND RESTATED CHANGE IN CONTROL EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1999, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1445 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1445 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and ROBERT M. MEYER (the "Executive").

                                   BACKGROUND

            WHEREAS, the Executive has been employed by Valley and the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

            WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined; and

            WHEREAS, the Executive and the Company had entered into a Change in Control Agreement, dated as of January 1, 1998, and have agreed to amend and restate that agreement with this Agreement.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an acquisition or a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

            34. Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Boards of Directors of the Company identifying specifically any such failure;
(ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Boards of Directors of the Company; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism (other than for illness), after a warning (required with respect to drunkenness or absenteeism only) in writing from the Boards of Directors of the Company to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"); (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates); (iii) the consummation of (A) a merger or consolidation of Valley with or into another corporation unless the definitive agreement provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are directors of Valley before the transaction commenced (a "Non-Control Transaction"), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley; (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business).

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change in Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express prior written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control.

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in Control (except that the Company may institute plans, programs or arrangements providing the Executive substantially similar benefits) or a failure by the Company to continue Executive as a participant in such plans on at least the same basis as Executive participated in such plan prior to the Change in Control; or a failure to pay the Executive the bonus provided for in Section 4.b hereof at the time and in the manner therein specified;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required occasional travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material fringe benefit enjoyed by Executive immediately prior to such Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            35. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            36. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with the same title and with the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments or from continuing to serve on any boards of directors or trustees which he served prior to the Change in Control or for which consent is provided by the Board after a Change in Control.

            37. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            38. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.

                  b. Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified or terminated to reduce or eliminate such benefits during the Contract Period.

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, during the Contract Period he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. During the Contract Period, the Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            39. Termination for Cause. During the Contract Period, the Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further compensation or benefits under this Agreement.

            40. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months, the Company may terminate the employment of the Executive. In such event, the Executive shall be paid within 10 days of termination a lump sum equal to the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive the lump sum amount due him under this Section 7 or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            41. Death Benefits. During the Contract Period (defined without regard to his death), upon the Executive's death his estate shall be paid within 20 business days of his death a lump sum equal to the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive's estate the lump sum amount due him under this Section or the payments under Section 12, the Executive's estate, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of its reasonable legal fees and expenses incurred in connection with its enforcement against the Company of the terms of this Agreement. The Executive's estate shall be denied payment of its legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            42. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks written notice to the Company specifying the facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If during the Contract Period the Company terminates the Executive's employment without Cause or the Executive Resigns for Good Reason, then the Executive shall be entitled to the following:
(i) (subject to the possible age related reduction in the next sentence) the Company shall within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three times the highest annual compensation, consisting solely of salary (including any 401(k) plan deferral) and bonus, paid to (or in the case of bonus accrued for) the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control; (ii) the Company shall continue to provide the Executive for a period of three years after termination (but not beyond the date the Executive reaches age 65) with health, hospitalization and medical insurance, as well as life and disability insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to payment by the Executive of the same contribution amount and deductibles as Executive previously paid); (iii) the Company shall credit Executive under the BEP immediately upon termination with additional years of credited service as if he had continued to work for the Company for three years after the date of termination (but not beyond the date the Executive reaches age
65), the benefit plans covered thereby had remained the same during such period, and the BEP was not changed or modified after the Change in Control or otherwise during such period. After the Executive has reached age 62, the "three" times referred to in clause (i) of the previous sentence shall be reduced to a number equal to the quotient (rounded to the nearest thousand) the numerator of which is the whole number of months left until the Executive reaches age 65 and the denominator of which is 12.

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance, life disability or BEP benefits due under this section or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            43. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            44. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions. No alleged breach of this Section 11 shall give the Company the right to withhold or offset against any payments due the Executive under this Agreement.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            15. Gross Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments or benefits under Section 9 of this Agreement or Sections 7 or 8 or any other provision of this Agreement, including but not limited to this Section 12 or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, notwithstanding any other provisions of this Agreement, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax imposed on all such payments and benefits and of the federal, state and local income tax and Excise Tax imposed upon payments provided for in this Section 12, shall be equal to the payments and benefits due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made to Executive or as provided in Section 16 hereof, upon the later of (i) five (5) days after the date the Executive notifies the Company of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim.

                  c. This Section shall survive the termination of Executive's employment hereunder and the expiration of the Contract Period.

            28. Term and Effect Prior to Change in Control.

                  a. Term. This Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term on any anniversary date is always 3 years) unless prior to a Change in Control the Chief Executive Officer of the Bank notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice. Notwithstanding anything to the contrary contained herein, the Initial Term shall cease when the Executive attains age 65.

                  b. No Effect Prior to Change in Control. This Agreement shall not affect any rights of the Company or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            29. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive receives the lump sum severance payment due under paragraph 9 hereof, the Executive shall not be entitled to the lump sum severance payment due under paragraph 1 of the Severance Agreement (the "Severance Agreement"), dated January 1, 1998, between the Company and the Executive, or to severance payments under any other plan or program of the Company providing for severance pay, and shall not be entitled to health, hospital and other benefits under paragraph 2 of the

Severance Agreement to the extent such post-employment benefits duplicate benefits provided hereunder.

            30. Notice. During the Contract Period, any notice of termination of the employment of the Executive by the Company or by the Executive to the Company shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which shall (i) indicate the specific termination provision in this Agreement relied upon; (ii) set forth, if necessary, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Executive or from the Company under the provision so indicated; (iii) specify a date of termination, which shall be not less than two weeks nor more than six weeks after such Notice of Termination is given, except in the case of termination of employment by the Company of the Executive for Cause pursuant to Section 6 hereof, in which case the Notice of Termination may specify a date of termination as of the date such Notice of Termination is given; and (iv) be given by personal delivery or, if the individual is not personally available, by certified mail to the last known address of the individual. Upon the death of the Executive, no Notice of Termination need be given.

            31. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment to be made by the Company may be made in the form of withholding taxes, but shall be timely directed to the IRS (or any state division of taxation) on the Executive's behalf.

            32. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. Except as set forth herein, this

Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning Change in Control benefits. The parties hereto expressly agree that the Change in Control Agreement among the Executive, the Bank and Valley, dated as of January 1, 1998, is hereby terminated, effective the date hereof. Except as expressly specified in Section 14 with regard to the Severance Agreement, this Agreement does not effect or reduce the benefits or obligations of the parties under the Severance Agreement (or any supplement or amendment to or replacement for that Agreement). The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                 VALLEY NATIONAL BANCORP


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

ATTEST:                                 VALLEY NATIONAL BANK


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

WITNESS:


/s/ Gerald H. Lipkin                          /s/ Robert M. Meyer
-------------------------------            -------------------------------------
Gerald H. Lipkin                           Robert M. Meyer, Executive

                              AMENDED AND RESTATED
                           CHANGE IN CONTROL AGREEMENT
                                (PETER CROCITTO)

            THIS AMENDED AND RESTATED CHANGE IN CONTROL EMPLOYMENT AGREEMENT (the "Agreement"), is made as of this 1st day of January, 1999, among VALLEY NATIONAL BANK ("Bank"), a national banking association with its principal office at 1445 Valley Road, Wayne, New Jersey, VALLEY NATIONAL BANCORP ("Valley"), a New Jersey Corporation which maintains its principal office at 1445 Valley Road, Wayne, New Jersey (Valley and the Bank collectively are the "Company") and PETER CROCITTO (the "Executive").

                                   BACKGROUND

            WHEREAS, the Executive has been employed by Valley and the Bank for many years;

            WHEREAS, the Executive throughout his tenure has worked diligently in his position in the business of the Bank and Valley;

            WHEREAS, the Board of Directors of the Bank and Valley believe that the future services of the Executive are of great value to the Bank and Valley and that it is important for the growth and development of the Bank that the Executive continue in his position;

            WHEREAS, if the Company receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities of, the Company, the Board of Directors of the Company (the "Board") believes it is imperative that the Company and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Company and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and risks created by such a proposal;

            WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board of Directors and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Company, as hereinafter defined; and

            WHEREAS, the Executive and the Company had entered into a Change in Control Agreement, dated as of January 1, 1998, and have agreed to amend and restate that agreement with this Agreement.

            NOW, THEREFORE, to assure the Company that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of an acquisition or a bid to take over control of the Company, and to induce the Executive to remain in the employ of the Company, and for other good and valuable consideration, the Company and the Executive, each intending to be legally bound hereby, agree as follows:

            45. Definitions

                  a. Cause. For purposes of this Agreement "Cause" with respect to the termination by the Company of Executive's employment shall mean (i) willful and continued failure by the Executive to perform his duties for the Company under this Agreement after at least one warning in writing from the Boards of Directors of the Company identifying specifically any such failure;
(ii) the willful engaging by the Executive in misconduct which causes material injury to the Company as specified in a written notice to the Executive from the Boards of Directors of the Company; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism (other than for illness), after a warning (required with respect to drunkenness or absenteeism only) in writing from the Boards of Directors of the Company to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interests of the Company.

                  b. Change in Control. "Change in Control" means any of the following events: (i) when Valley or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act), other than an affiliate of Valley or a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of Valley representing more than twenty-five percent (25%) of the combined voting power of Valley's then outstanding securities (a "Control Person"); (ii) upon the first purchase of Valley's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by Valley, a Subsidiary or an employee benefit plan established or maintained by Valley, a Subsidiary or any of their respective affiliates); (iii) the consummation of (A) a merger or consolidation of Valley with or into another corporation unless the definitive agreement provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are directors of Valley before the transaction commenced (a "Non-Control Transaction"), (B) a sale or disposition of all or substantially all of Valley's assets or (C) a plan of liquidation or dissolution of Valley; (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting


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corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director; or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than Valley, an employee benefit plan established or maintained by Valley or a Subsidiary, or an affiliate of Valley or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business).

                  c. Contract Period. "Contract Period" shall mean the period commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive. For the purpose of this Agreement, a Change in Control shall be deemed to have occurred at the date specified in the definition of Change in Control.

                  d. Exchange Act. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  e. Good Reason. When used with reference to a voluntary termination by Executive of his employment with the Company, "Good Reason" shall mean any of the following, if taken without Executive's express prior written consent:

                        (1) The assignment to Executive of any duties inconsistent with, or the reduction of powers or functions associated with, Executive's position, title, duties, responsibilities and status with the Company immediately prior to a Change in Control; any removal of Executive from, or any failure to re-elect Executive to, any position(s) or office(s) Executive held immediately prior to such Change in Control.


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

                        (2) A reduction by the Company in Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award Executive annual increases in accordance herewith;

                        (3) A failure by the Company to continue any bonus plan in which Executive participated immediately prior to the Change in Control (except that the Company may institute plans, programs or arrangements providing the Executive substantially similar benefits) or a failure by the Company to continue Executive as a participant in such plans on at least the same basis as Executive participated in such plan prior to the Change in Control; or a failure to pay the Executive the bonus provided for in Section 4.b hereof at the time and in the manner therein specified;

                        (4) The Company's transfer of Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required occasional travel on the Company's business to an extent consistent with Executive's business travel obligations immediately prior to such Change in Control;

                        (5) The failure by the Company to continue in effect any employee benefit plan, program or arrangement (including, without limitation the Company's retirement plan, benefit equalization plan, life insurance plan, health and accident plan, disability plan, deferred compensation plan or long term stock incentive plan) in which Executive is participating immediately prior to a Change in Control (except that the Company may institute or continue plans, programs or arrangements providing Executive with substantially similar benefits); the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under, any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive Executive, of any material


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fringe benefit enjoyed by Executive immediately prior to such Change in Control;
or the failure by the Company to provide Executive with the number of paid vacation days to which Executive was entitled immediately prior to such Change in Control;

                        (6) The failure by the Company to obtain an assumption in writing of the obligations of the Company to perform this Agreement by any successor to the Company and to provide such assumption to the Executive prior to any Change in Control; or

                        (7) Any purported termination of Executive's employment by the Company during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

                  f. Subsidiary. "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with Valley, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            46. Employment. The Company hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

            47. Position. During the Contract Period the Executive shall be employed as Executive Vice President of Valley and the Bank, or such other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Company, with the same title and with the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Company, and shall not during the Contract Period be engaged in any other business activity. This paragraph shall not be


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

construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments or from continuing to serve on any boards of directors or trustees which he served prior to the Change in Control or for which consent is provided by the Board after a Change in Control.

            48. Cash Compensation. The Company shall pay to the Executive compensation for his services during the Contract Period as follows:

                  a. Base Salary. A base annual salary equal to the annual salary in effect as of the Change in Control. The annual salary shall be payable in installments in accordance with the Company's usual payroll method.

                  b. Annual Bonus. An annual cash bonus equal to at least the average of the bonuses paid to the Executive in the three years prior to the Change in Control. The bonus shall be payable at the time and in the manner which the Company paid such bonuses prior to the Change in Control.

                  c. Annual Review. The Board of Directors of the Company during the Contract Period shall review annually, or at more frequent intervals which the Board determines is appropriate, the Executive's compensation and shall award him additional compensation to reflect the Executive's performance, the performance of the Company and competitive compensation levels, all as determined in the discretion of the Board of Directors.

            49. Expenses and Fringe Benefits.

                  a. Expenses. During the Contract Period, the Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Company in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control.


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

                  b. Benefit Equalization Plan. During the Contract Period, if the Executive was entitled to benefits under the Company's Benefit Equalization Plan ("BEP") prior to the Change in Control, the Executive shall be entitled to continued benefits under the BEP after the Change in Control and such BEP may not be modified or terminated to reduce or eliminate such benefits during the Contract Period.

                  c. Club Membership and Automobile. If prior to the Change in Control, the Executive was entitled to membership in a country club and/or the use of an automobile, during the Contract Period he shall be entitled to the same membership and/or use of an automobile at least comparable to the automobile provided to him prior to the Change in Control.

                  d. Other Benefits. During the Contract Period, the Executive also shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Company, as such existed immediately prior to the Change in Control. During the Contract Period, the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by senior officers of the Company, all upon terms as favorable as those enjoyed by other senior officers of the Company. Notwithstanding anything in this paragraph 5(d) to the contrary, if the Company adopts any change in the benefits provided for senior officers of the Company, and such policy is uniformly applied to all officers of the Company (and any successor or acquiror of the Company, if any), including the chief executive officer of such entities, then no such change shall be deemed to be contrary to this paragraph.

            50. Termination for Cause. During the Contract Period, the Company shall have the right to terminate the Executive for Cause, upon written notice to him of the termination which notice shall specify the reasons for the termination. In the event of termination for Cause the Executive shall not be entitled to any further compensation or benefits under this Agreement.


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

            51. Disability. During the Contract Period if the Executive becomes permanently disabled, or is unable to perform his duties hereunder for 4 consecutive months, the Company may terminate the employment of the Executive. In such event, the Executive shall be paid within 10 days of termination a lump sum equal to the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive the lump sum amount due him under this Section 7 or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            52. Death Benefits. During the Contract Period (defined without regard to his death), upon the Executive's death his estate shall be paid within 20 business days of his death a lump sum equal to the highest annual salary (including 401(k) plan deferral) paid to the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control, but shall not be entitled to any further compensation or benefits under this Agreement, except as provided in the next sentence and in Section 12. If the Company fails to pay the Executive's estate the lump sum amount due it under this Section or the payments under Section 12, the Executive's estate, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all


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

of its reasonable legal fees and expenses incurred in connection with its enforcement against the Company of the terms of this Agreement. The Executive's estate shall be denied payment of its legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            53. Termination Without Cause or Resignation for Good Reason. The Company may terminate the Executive without Cause during the Contract Period by written notice to the Executive providing four weeks notice. The Executive may resign for Good Reason during the Contract Period upon four weeks written notice to the Company specifying the facts and circumstances claimed to support the Good Reason. The Executive shall be entitled to give a Notice of Termination that his or her employment is being terminated for Good Reason at any time during the Contract Period, not later than twelve months after any occurrence of an event stated to constitute Good Reason. If during the Contract Period the Company terminates the Executive's employment without Cause or the Executive Resigns for Good Reason, then the Executive shall be entitled to the following:
(i) (subject to the possible age related reduction in the next sentence) the Company shall within 20 business days of the termination of employment pay the Executive a lump sum severance payment in an amount equal to three times the highest annual compensation, consisting solely of salary (including any 401(k) plan deferral) and bonus, paid to (or in the case of bonus accrued for) the Executive during any calendar year in each of the three calendar years immediately prior to the Change in Control; (ii) the Company shall continue to provide the Executive for a period of three years after termination (but not beyond the date the Executive reaches age 65) with health, hospitalization and medical insurance, as well as life and disability insurance, as were provided at the time of the termination of his employment with the Company, at the Company's cost (subject to payment by the Executive of the same contribution amount and


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

deductibles as Executive previously paid); (iii) the Company shall credit Executive under the BEP immediately upon termination with additional years of credited service as if he had continued to work for the Company for three years after the date of termination (but not beyond the date the Executive reaches age
65), the benefit plans covered thereby had remained the same during such period, and the BEP was not changed or modified after the Change in Control or otherwise during such period. After the Executive has reached age 62, the "three" times referred to in clause (i) of the previous sentence shall be reduced to a number equal to the quotient (rounded to the nearest thousand) the numerator of which is the whole number of months left until the Executive reaches age 65 and the denominator of which is 12.

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Company of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Company fails to pay the Executive the lump sum amount due him hereunder or to provide him with the health, hospitalization and medical insurance, life disability or BEP benefits due under this section or the payments under Section 12, the Executive, after giving 10 days' written notice to the Company identifying the Company's failure, shall be entitled to recover from the Company on a monthly basis as incurred all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Company of the terms of this Agreement. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and not in good faith.

            54. Resignation Without Good Reason. The Executive shall be entitled to resign from the employment of the Company at any time during the Contract Period without Good Reason, but upon such resignation the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Company, and shall not be entitled to any of the


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

other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

            55. Non-Disclosure of Confidential Information.

                  a. Non-Disclosure of Confidential Information. Except in the course of his employment with the Company and in the pursuit of the business of the Company or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use, any confidential information or proprietary data of the Company or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Company's relations with its customers is confidential information.

                  b. Specific Performance. Executive agrees that the Company does not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions. No alleged breach of this Section 11 shall give the Company the right to withhold or offset against any payments due the Executive under this Agreement.

                  c. Survival. This section shall survive the termination of the Executive's employment hereunder and the expiration of this Agreement.

            16. Gross Up for Taxes.

                  a. Additional Payments. If, for any taxable year, Executive shall be liable for the payment of an excise tax under Section 4999 or other substitute or similar tax assessment (the "Excise Tax") of the Internal Revenue Code of 1986, as amended (the "Code"), including the corresponding provisions of any succeeding law, with respect to any payments or


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benefits under Section 9 of this Agreement or Sections 7 or 8 or any other provision of this Agreement, including but not limited to this Section 12 or under any benefit plan of the Company applicable to Executive individually or generally to executives or employees of the Company, then, notwithstanding any other provisions of this Agreement, the Company shall pay to the Executive an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive, after deduction of the Excise Tax imposed on all such payments and benefits and of the federal, state and local income tax and Excise Tax imposed upon payments provided for in this Section 12, shall be equal to the payments and benefits due to the Executive hereunder and the payments and/or benefits due to the Executive under any benefit plan of the Company. Each Gross-Up Payment shall be made to Executive or as provided in Section 16 hereof, upon the later of (i) five (5) days after the date the Executive notifies the Company of its need to make such Gross-Up Payment, or (ii) the date of any payment causing the liability for such Excise Tax. The amount of any Gross-Up Payment under this section shall be computed by a nationally recognized certified public accounting firm designated jointly by the Company and the Executive. The cost of such services by the accounting firm shall be paid by the Company. If the Company and the Executive are unable to designate jointly the accounting firm, then the firm shall be the accounting firm used by the Company immediately prior to the Change in Control.

                  b. IRS Disputed Claims. The Executive shall notify the company in writing of any claim by the Internal Revenue Service ("IRS") that, if successful, would require the payment by the Company of a Gross-Up Payment in addition to that payment previously paid by the Company pursuant to this section. Such notification shall be given an soon as practicable but no later than fifteen (15) business days after the Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim, the date on which such claim is requested to


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

be paid, and attach a copy of the IRS notice. The Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

                        (i) Give the Company any information reasonably requested by the Company relating to such claim;

                        (ii) Take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                        (iii) Cooperate with the Company in good faith in order effectively to contest such claim; and

                        (iv) Permit the Company to participate in any proceedings relating to such claim; provided, however that the Company shall pay directly all costs and expenses (including legal and accounting fees, as well as other expenses and any additional interest and penalties) incurred by the Executive and the Company in connection with an IRS levy, contest or claim.

                  c. This Section shall survive the termination of Executive's employment hereunder and the expiration of the Contract Period.

            33. Term and Effect Prior to Change in Control.

                  a. Term. This Agreement shall commence on the date hereof and shall remain in effect for a period of 3 years from the date hereof (the "Initial Term") or until the end of


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

the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one year period on the anniversary date hereof (so that the Initial Term on any anniversary date is always 3 years) unless prior to a Change in Control the Chief Executive Officer of the Bank notifies the Executive in writing at any time that the Contract is not so extended, in which case the Initial Term shall end upon the later of (i) 3 years after the date hereof, or (ii) 2 years after the date of such written notice. Notwithstanding anything to the contrary contained herein, the Initial Term shall cease when the Executive attains age 65.

                  b. No Effect Prior to Change in Control. This Agreement shall not affect any rights of the Company or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement or contract or plan with the Company. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the full-time employment of the Executive by the Company is ended for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

            34. Severance Compensation and Benefits Not in Derogation of Other Benefits. Anything to the contrary herein contained notwithstanding, the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of or agreements with the Company, except that if the Executive receives the lump sum severance payment due under paragraph 9 hereof, the Executive shall not be entitled to the lump sum severance payment due under paragraph 1 of the Severance Agreement (the "Severance Agreement"), dated January 1, 1998, between the Company and the Executive, or to severance payments under any other plan or program of the Company providing for severance pay, and shall not be entitled to health, hospital and other benefits under paragraph 2 of the


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

Severance Agreement to the extent such post-employment benefits duplicate benefits provided hereunder.

            35. Notice. During the Contract Period, any notice of termination of the employment of the Executive by the Company or by the Executive to the Company shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a dated notice which shall (i) indicate the specific termination provision in this Agreement relied upon; (ii) set forth, if necessary, in reasonable detail the facts and circumstances claimed to provide a basis for termination of the employment of the Executive or from the Company under the provision so indicated; (iii) specify a date of termination, which shall be not less than two weeks nor more than six weeks after such Notice of Termination is given, except in the case of termination of employment by the Company of the Executive for Cause pursuant to Section 6 hereof, in which case the Notice of Termination may specify a date of termination as of the date such Notice of Termination is given; and (iv) be given by personal delivery or, if the individual is not personally available, by certified mail to the last known address of the individual. Upon the death of the Executive, no Notice of Termination need be given.

            36. Payroll and Withholding Taxes. All payments to be made or benefits to be provided hereunder by the Company shall be subject to applicable federal and state payroll or withholding taxes. Any Gross-Up Payment to be made by the Company may be made in the form of withholding taxes, but shall be timely directed to the IRS (or any state division of taxation) on the Executive's behalf.

            37. Miscellaneous. This Agreement is the joint and several obligation of the Bank and Valley. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey. Except as set forth herein, this


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

Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby, including expressly any prior agreement with the Company concerning Change in Control benefits. The parties hereto expressly agree that the Change in Control Agreement among the Executive, the Bank and Valley, dated as of January 1, 1998, is hereby terminated, effective the date hereof. Except as expressly specified in Section 14 with regard to the Severance Agreement, this Agreement does not effect or reduce the benefits or obligations of the parties under the Severance Agreement (or any supplement or amendment to or replacement for that Agreement). The amendment or termination of this Agreement may be made only in a writing executed by the Company and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Company. This Agreement is personal to the Executive and the Executive may not assign any of his rights or duties hereunder but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.


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

            IN WITNESS WHEREOF, Valley National Bank and Valley National Bancorp each have caused this Agreement to be signed by their duly authorized representatives pursuant to the authority of their Boards of Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

ATTEST:                                 VALLEY NATIONAL BANCORP


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

ATTEST:                                 VALLEY NATIONAL BANK


/s/ Alan D. Eskow                       By:   /s/ Robert McEntee
-------------------------------            -------------------------------------
Alan D. Eskow, Secretary                   Robert McEntee, Chairman of
                                           the Compensation Committee

WITNESS:


/s/ Gerald H. Lipkin                          /s/ Peter Crocitto
-------------------------------            -------------------------------------
Gerald H. Lipkin                           Peter Crocitto, Executive



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